EXHIBIT 23.3


                           CONSENT OF THOMPSON COBURN


     We hereby consent to the reference to our name under the caption "Validity of Bonds" in the Prospectus included in this Registration Statement.

                                                           THOMPSON COBURN

August 10, 1998